Corporate income taxes	9 Months Ended
Jul. 31, 2024
Text Block [Abstract]
Corporate income taxes
21.	Corporate income taxes
Tax Assessments
The Bank received reassessments totaling $1,634 million (April 30, 2024 – $1,556 million) of tax and interest as a result of the Canada Revenue Agency (CRA) denying the tax deductibility of certain Canadian dividends received during the 2011-2019 taxation years (2011-2018 of $1,556 million and 2019 of $78 million for a tax reassessment received on August 9, 2024). The dividends subject to these reassessments are similar to those prospectively addressed by tax rules introduced in 2015 and 2018. The Bank has filed Notices of Appeal with the Tax Court of Canada against the federal reassessment in respect of its 2011 and 2012 taxation years. In addition, a subsidiary of the Bank received reassessments on the same matter in respect of its 2018 and 2019 taxation years totaling $3 million of tax and interest.
A subsidiary
of the Bank received withholding tax assessments from the CRA in respect of certain of its securities lending transactions for its 2014-2018 taxation years totaling $551 million (April 30, 2024 – $551 million) of tax, penalties and interest. The subsidiary has filed a Notice of Appeal with the Tax Court of Canada against the federal assessment in respect of its 2014-2018 taxation years.
In respect of both matters, the Bank is confident that its tax filing position was appropriate and in accordance with the relevant provisions of the Income Tax Act (Canada) and intends to vigorously defend its position.
Canadian Federal Tax Measures
On June 20, 2024, the Federal Budget Implementation Acts (Bill C-59 and Bill C-69) received royal assent to become law,
which included certain tax measures affecting the Bank, such as the denial of the dividend received deduction for financial institutions.
The Budget Implementation Acts did not include the proposed increase to the capital gains inclusion rate from

50
% to
66.7
%
for gains realized after June 24, 2024
.

This legislation is expected to be enacted in a future
b
ill.

Global Minimum Tax
The Organisation for Economic Co-operation and Development (OECD) published Pillar Two model rules in December 2021 as part of its efforts toward international tax reform. The rules aim to have large multinational enterprises, with consolidated revenues in excess of
€
750 million, pay a minimum effective tax of
15
% in each
jurisdiction they operate. OECD member countries are in the process of developing domestic tax legislation to implement the rules. During the quarter, Canada enacted the Global Minimum Tax (GMT) Act as part of Bill C-69 on June 20, 2024. In addition, Barbados also enacted their local GMT legislation to introduce a domestic minimum top-up tax. These laws will apply to the Bank from fiscal year 2025 onwards.
The IASB previously issued amendments to IAS 12
Income Taxes
for a temporary mandatory exception from the recognition and disclosure of deferred taxes related to the implementation of Pillar Two GMT rules, which the Bank has applied.
The Bank continues to make progress in assessing the impact of presently enacted or substantively enacted legislation in applicable jurisdictions. Based on our current assessment, the Bank can rely on the transitional safe harbour with respect to most of the jurisdictions where the Bank operates. For the jurisdictions that the Bank cannot rely on the transitional safe harbour, the Bank is working on detailed calculations in accordance with the GMT rules.